OPTION TO PURCHASE EQUIPMENT

THIS OPTION AGREEMENT (the “Agreement”) entered into this 20th day of October, 2004, between:

EnerDel, Inc. (“EnerDel”), a corporation incorporated under the laws of the State of Delaware;

Ener1, Inc.(“Ener1”), a corporation incorporated under the laws of the State of Florida; and

Ener1 Battery Company (“Ener1 Battery”) a corporation incorporated under the laws of the State of Florida.

WHEREAS, EnerDel and Ener1, Inc., Ener1 Battery’s parent company, have entered into a Formation, Subscription and Stockholders’ Agreement dated October 20, 2004 (the “Subscription Agreement”) wherein Ener1 subscribed to purchase eighty million five hundred thousand (80,500,000) shares of EnerDel’s $0.01 common stock in exchange for fifteen million dollars ($15,000,000.00) and other capital contributions.

AND, WHEREAS, as part of Ener1‘s above-referenced capital contributions, Ener1 Battery grants this option to purchase the equipment to EnerDel upon certain conditions;

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, the parties hereby mutually agree as follows:

1. Option to Purchase:

As part of the Ener1‘s subscription for Ener1 common stock, Ener1 Battery hereby grants an irrevocable option to EnerDel (the “Option”) to purchase the equipment currently owned by Ener1 Battery listed in Exhibit A. The exercise price of the Option for the Equipment identified on the attached schedule 10.1 will be one dollar ($1.00).

•   Conditions Precedent to Exercise of Option:

-	The equipment set forth on Attachment A is currently subject to a lien as collateral for $20,000,000 of 5% senior secured convertible debentures due in 2009 issued by Ener1 in January 2004 (the “Debentures”). Ener1 and Ener1 Battery agree that once the aforementioned lien is released in full, the option will be deemed automatically exercised with respect to such equipment. Ener1 Battery also agrees to maintain property insurance for full replacement value on the subject equipment until purchased by EnerDel or EnerDel notifies Ener1 Battery that it no longer intends to use the equipment.

-	Upon release of the above lien in full, Ener1 will notify EnerDel of such release and Ener1 Battery shall promptly provide EnerDel with a bill of sale and other appropriate transfer documents to transfer good and marketable title to such equipment free and clear of any liens, encumbrances or claims whatsoever.

-	Until the above-referenced lien is released, EnerDel is prohibited from exercising this option.

2. Non-Assignment:

None of the parties hereto may assign any of its rights or delegate any of its duties under this Agreement, except to an affiliate which remains affiliated with EnerDel during the term of this Agreement, without first obtaining the written consent of the other party.

3. Governing Law:

This Agreement shall be governed and interpreted in accordance with the laws of the State of Florida

4. Amendments:

This Agreement constitutes the entire agreement among the parties in relation to the subject matter hereof and supersedes and integrates all prior negotiations between the parties. No modification, waiver, or discharge of this Agreement shall be binding unless in writing and signed by authorized representatives of all of the parties.

5. Bulk Sales and Retail Sales Tax:

EnerDel will not require Ener1 Battery to comply with the requirements of applicable bulk sales laws or any such other comparable legislation as may be applicable to the transaction contemplated herein. Notwithstanding the foregoing, Ener1 Battery agrees to indemnify EnerDel from and against any claims EnerDel may suffer or be exposed to by virtue of such non-compliance.

6. Disputes:

The parties agree that any disputes concerning this Agreement or the subject matter hereof, including the interpretation or application of this Agreement, that cannot be settled by negotiation among the parties shall be resolved by arbitration in Ft. Lauderdale, Florida in accordance with the rules of the American Arbitration Association.

7. Confidentiality:

The terms of this Agreement shall be kept confidential by the parties hereto.

8. Notices:

All notices among the parties shall be in writing and shall be directed and personally delivered, or sent by facsimile to the respective parties at the addresses hereinafter provided, or any new address of any party which may be indicated by written notice to the other parties in the future :

If to EnerDel: With a copy to: If to Ener1: With a copy to: If to Ener1 Battery: With a copy to:	EnerDel, Inc.
500 West Cypress Creek Road
Suite 100
Fort Lauderdale, Florida 33309
Attn: Kevin P. Fitzgerald
Tel: 954-556-4020
Fax: 954-776-5337

EnerDel, Inc.
500 West Cypress Creek Road
Suite 100
Fort Lauderdale, Florida 33309
Attn: General Counsel
Tel: 954-556-4020
Fax: 954-776-3359

Ener1, Inc.
500 West Cypress Creek Road
Suite 100
Fort Lauderdale, Florida 33309
Attn: Kevin P. Fitzgerald
Tel: 954-556-4020
Fax: 954-776-5337

Ener1, Inc.
500 West Cypress Creek Road
Suite 100
Fort Lauderdale, Florida 33309
Attn: General Counsel
Tel: 954-556-4020
Fax: 954-776-3359

Ener1 Battery Company
500 West Cypress Creek Road
Suite 100
Fort Lauderdale, Florida 33309
Attn: Kevin P. Fitzgerald
Tel: 954-556-4020
Fax: 954-776-5337

Ener1 Battery Company
500 West Cypress Creek Road
Suite 100
Fort Lauderdale, Florida 33309
Attn: General Counsel
Tel: 954-556-4020
Fax: 954-776-3359

All such notices shall be deemed to have been given or received: (a) upon receipt if personally delivered, (b) twenty-four (24) hours following the transmission with confirmed answer back, if sent by facsimile.

9. Further Assurances:

The parties shall do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated hereby in compliance with all applicable laws and regulations. Each party shall provide such further documents or instruments required by the other parties as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions.

10. Counterparts:

This Agreement may be executed by the Parties in separate counterparts each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by facsimile signature.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

EnerDel, Inc.

BY: /s/ Kevin P. Fitzgerald
——————————————
Kevin P. Fitzgerald
Chief Executive Officer

Ener1, Inc.

BY: /s/ Ronald N. Stewart
——————————————
Ronald N. Stewart
Executive Vice President

Ener1 Battery Company

BY: /s/ Ronald N. Stewart
——————————————
Ronald N. Stewart
Chief Operating Officer

EXHIBIT A

LISTING OF EQUIPMENT

ENER1-CONTRIBUTED EQUIPMENT USAGE RIGHTS

	Glove Box System for Lithium production Line -
BRAUN	down payment for production line 1	1	10	2497	2497	LINE 1
MBRAUN	MB 150 B-G-il (1250/780) K	1	14	MB 150 B-G	2208	Lab Glove Box 1/2
MBRAUN	MB 150 B-G-il (1250/780) K	UKRAINE		MB150 B-G	2209	Lab Glove Box 1/2
MBRAUN	MB 150 B-G-il (1250/780) K	1	14	MB 150 B-G	2208	Lab Glove Box 1/2
Satako	Test Machine of Battery Abuse - 1 UNIT		43	TYS-90DM02	no serial numbers
Satako	Test Machine of Battery Abuse - 1 UNIT		44	TYS-90DM02
Sartorious	Scale	LAB	83	BP301S-OCE	12903680	LAB
Sartorious	Scale	LAB	84	BP301S-OCE	12903677	LAB
Sartorious	Scale	LAB	85	BP301S-OCE	12905244	LAB
Sartorious	Scale	LAB	86	BP301S-OCE	12903678	LAB
Sartorious	Scale	LAB	87	BP301S-OCE	12905247	LAB
Sartorious	Scale	LAB	88	BP301S-OCE	12903679	LAB
Sartorious	Scale	LAB	89	BP301S-OCE	12905245	LAB
Sartorious	Scale	LAB	90	BP310P-OCE	12905190	LAB
Sartorious	Scale	LAB	91	BP310P-OCE	12905192	LAB
Sartorious	Scale	LAB	92	BP310P-OCE	12905191	LAB
Sartorious	Scale	LAB	93	BP310P-OCE	12905193	LAB
Sartorious	Scale	LAB	94	ME215S-OCE	12903685	LAB
	Density Measurement, stainless pieces and devices	LAB	NA	YOK01	no serial #	LAB
Sartorious				MA100C	12803140	LAB
Sartorious	Temperature control MA50/100			YTM03MA	13002058	LAB
Sartorious	Glass Fiber Filters			6906940	no serial #	LAB
Sartorious	Aluminium disks for measuring material weights			6965542	no serial #	LAB
Sartorious	Industrial scale	LAB	51	FD150JGG-5000U	12905251	LAB
Seteram	LABSYS TGA/DTA/DSC	LAB	57	TG-DTA/DSC Labsys	31/111074 07 048
Seteram	Structure SETSYS 1600-1750	LAB	59	Setsys 16/18	31/111067 15 106
Seteram	Structure SETSYS 1600-1751	LAB	59
Seteram	Calvet DSC111	LAB	58	Calvet DSC111		S60/115028 08 038

Micrometrics

Micrometrics

Micrometrics

Micrometrics

Plasma

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Arcotronics

Itochu

Imatex

Imatex

Imatex

Imatex

Imatex

Imatex

Imatex

Imatex

Imatex	Gemini 2370 w/Vacuum Pump&FlowPrep
060, Saturn 5200, AutoChem 2910

Flow Prep 060 for Gemini

 Gemini 2370 w/Vacuum Pump&FlowPrep
060, Saturn 5200, AutoChem 2911

Gemini 2370 w/Vacuum Pump&FlowPrep
060, Saturn 5200, AutoChem 2912

Plasma TV

Soft Cell Packing and Filling Unit

Electrode Blanking Equipment

Soft Pack Cell Packaging and Filling
Machine

Tab Current-Collector Folding and
Trimming Unit

Tab Final Folding Unit

Tab to Current Collector Welding Unit

Pallet Return Transport System

Auxiliary Tools

 Soft-Pack Cell Degassing and Sealing
Machine

Machine for Lithium Anode Assembling
and Inserting into Separator Bag

Cell Filling Under Vacuum Machine

Soft Cell Pack Assembly Machine

Soft Cell Degassing and Sealing
Machine

Soft Pack Cell Packaging and Filling
Machine

Unit for Lithium Anode Assembling and
Inserting into Separator Bag

Cell Filling Under Vacuum Machine

Tab Welding Machine

Electrode Notching and Cutting Machine

Hirano - Both Side Coating Machine

Glove Boxes - Line # 2

Glove Boxes - Line # 1

Glove Boxes - Line # 2

Glove Boxes - Line # 2

Glove Boxes - Line # 3

Compressed Argon Supply Units for
System III (2 Units)

Solvent Removal System

Solvent Removal System

Machine for Lithium Anode Assembling
and Inserting into Separator Bag	QC QC QC QC 550 Cypress Crk Rd. 1 1 1 1 1 1 1 na 3 2 3 1 2 1 1 2 2 COAT 2 2 2 2 3 3 3 3 3	56 53 55 56 29 9 7 3 5 4 2 LOT 28 15 26 8 18 1 6 16 20 45 30 30 21 21 36 38 / 37 31 32 24
 AUTO CHEM 2910

  FlowPrep 060

VACUUM PREP 061

 FLOW PREP 060

    SPF 300P

    EBE 292A

    SPF 446P

    TFT 470A

    TFF 471P

    TTW 294P

    PRT 473P

    SDS 299A

    ASB 469P

    CFV 472Q

   LAO 468A

    SDS 299A

    SPF 446Q

    ASB 469P

    CFV 472P

    TFW 486Q

    ENC 499B

     Mbraun

     Mbraun

  Ener1 Line 2

  Ener1 Line 2

  Ener1 Line 3

  MV4751-Sera

   MB LMF II

  MB LMF II

   ASB469P

      304

      1065

      822

      1065

    300GBC2A

    292MA69A

    446GBC3A

    470GBR0A

    471GBR1A

    294GA73A

    473GBS0A

    299MB76A

   469G.BW3A

    472GB78A

   468MBS5A

    299MB24A

   446G.BW6A

   469M.BS5A

    472GBR2A

   486Q.BW4A

   499M.BW2A

      2497

      2497

     3109C

     3109C

     3376C

  1398 / 1400

  no serial #

 no serial #

			469G.B77A	3 UNITS 2 UNITS - 2 TAGS Line 2 - 1st Unit Line 2 - 2nd Unit